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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Enesco Group, Inc. (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas F. Bradley, the Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

March 12, 2004                             By: /s/ Thomas F.  Bradley
                                           -------------------------------------
                                           Chief Financial Officer and Treasurer


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